UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2011

Dewmar International BMC, Inc.

(Exact name of registrant as specified in its charter)

Mirador, Inc.

(Former Name as specified in its charter)

Nevada	333-164392	27-10000407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

132 E. Northside Dr., Suite C Clinton, Mississippi	39056
(Address of principal executive offices)	(Zip Code)

420 Nellis Blvd. Ste. 131, Las Vegas, NV 89110

(Former Address of principal executive offices)

Registrant’s telephone number, including area code:      (318) 572-3573

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .    Written communications pursuant to Rule 425 under the Securities Act

     .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On June 17, 2011 the acquisition agreement between Mirador, Inc. (kka Dewmar International BMC, Inc.) and Dewmar International BMC, Inc. (kka DSD Network of America, Inc.) dated Dec. 10, 2010 as after discussion with the SEC it was determined that the transaction as structured did not meet the requirements of Rule 419.   As a result DSD Network of America, Inc. is no longer a wholly owned subsidiary of Dewmar International BMC, Inc.

Exhibits

No.	Exhibits
---	--------
3.	Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 21, 2011

DEWMAR INTERNATIONAL BMC, INC.

By: /s/ Marco Moran

       Marco Moran, President and

       Chief Executive Officer

EXHIBIT INDEX

No.	Exhibits
---	--------
3.	Exchange Agreement

3